As filed with the Securities and Exchange Commission on July 31, 1996
                                                            Registration No. 33-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                              __________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              __________________


                              EXABYTE CORPORATION
            (Exact name of registrant as specified in its charter)

                              __________________

          DELAWARE                                        84-0988566
      ------------------                    -----------------------------------
   (State of Incorporation)                 (I.R.S. Employer Identification No.)

                              __________________

                               1685 38TH STREET
                            BOULDER, COLORADO 80301
                                (303) 442-4333
         (Address and telephone number of principal executive offices)

                              __________________



                             INCENTIVE STOCK PLAN
                           (Full title of the plans)


                              WILLIAM L. MARRINER
               EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                              EXABYTE CORPORATION
                               1685 38TH STREET
                            BOULDER, COLORADO 80301
                                (303) 442-4333
(Name, address, including zip code, and telephone number, including area code, of agent for service)


                              __________________

                                  Copies to:
                            Frederick T. Muto, Esq.
                    Cooley Godward Castro Huddleson & Tatum
                       4365 Executive Drive, Suite 1200
                          San Diego, California 92121
                                (619) 453-3555

                              __________________


                                                          Total Number of Pages:
                                                          Exhibit Index at Page:

                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================================

====================================================================================================================================

  Title of Securities   Amount to be     Proposed Maximum        Proposed Maximum
   to be Registered      Registered      Offering Price Per     Aggregate Offering     Amount of
                                             Share (1)               Price (1)      Registration Fee
Stock Option and
Common Stock (par         500,000            $11.875              $5,937,500.00        $2,047.44
value $.001)
====================================================================================================================================
====================================================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h) of the Securities Act of 1933. The price per share and aggregate offering price are based upon the average of the high and low price of the Registrant's Common Stock on July 26, 1996 as reported on the Nasdaq National Market.

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                   INCORPORATION BY REFERENCE OF CONTENTS OF
   REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-33414, 33-42182, 33-65168 AND
                                   33-64591


     The contents of the Registration Statements on Form S-8 Nos. 33-33414, 33-42182, 33-65168 and 33-64591 filed with the Securities and Exchange Commission on February 9, 1990, November 12, 1991, June 25, 1993 and November 27, 1995, respectively, are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER
- ------

5.1       Opinion of General Counsel.

23.1      Consent of Price Waterhouse LLP.

23.2      Consent of General Counsel is contained in Exhibit 5.1.

24.1      Power of Attorney.   Reference is made to the signature pages.

99.1      Employee Stock Purchase Plan, as amended and restated on January 26,
          1996.

                                  SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder, State of Colorado on July 26, 1996.



                                    EXABYTE CORPORATION


                                    By: /s/ William L. Marriner
                                        ----------------------------
                                            William L. Marriner
                                            Executive Vice President,
                                            Chief Financial Officer


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter D. Behrendt and William L. Marriner, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                  TITLE                                             DATE


/s/Peter D. Behrendt       President, Chief Executive Officer                July 25, 1996
- ---------------------      and Director (Principal Executive Officer)
  (Peter D. Behrendt)

/s/ William L. Marriner    Executive Vice President, Chief Financial         July 25, 1996
- -----------------------    Officer (Principal Financial and Accounting
  (William L. Marriner)    Officer)

/s/ Bruce M. Holland       Director                                          July 25, 1996
- -----------------------
  (Bruce M. Holland)

/s/ James M. McCoy         Director                                          July 25, 1996
- -----------------------
  (James M. McCoy)

/s/ Thomas E. Pardun       Director                                          July 25, 1996
- -----------------------
  (Thomas E. Pardun)


______________________     Director                                          July 25, 1996
  (Mark W. Perry)



/s/ Ralph Z.Sorenson       Director                                          July 25, 1996
- -----------------------
    (Ralph Z. Sorenson)

/s/ Thomas G. Washing      Director                                          July 25, 1996
- -----------------------
    (Thomas G. Washing)


                               INDEX TO EXHIBITS


EXHIBIT                                                              SEQUENTIAL
NUMBER                                                               PAGE NUMBER

5.1       Opinion of General Counsel.

23.1      Consent of Price Waterhouse LLP.

23.2      Consent of General Counsel is contained in
          Exhibit 5.1.

24.1      Power of Attorney. Reference is made to the signature pages.

99.1      Employee Stock Purchase Plan, as amended and restated on January 26,
          1996.